UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2026
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange
5.000% Senior Notes due 2031	CE /31	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition
On November 2, 2026, Celanese Corporation (the "Company") issued a press release reporting the financial results for its third quarter 2026. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure. Each Non-US GAAP financial measure appearing in the press release is accompanied by the most directly comparable US GAAP financial measure and is reconciled to the most comparable US GAAP financial measure in Exhibit 99.2, which includes other supplemental information of interest to investors, analysts and other parties, including the reasons why management believes such Non-US GAAP financial measures provide useful information to investors, and which is incorporated herein solely for purposes of this Item 2.02 disclosure.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number
Description

99.1	Press Release dated November 2, 2026*

99.2	Non-US GAAP Financial Measures and Supplemental Information dated November 2, 2026*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)
*    In connection with the disclosure set forth in Item 2.02, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ ASHLEY B. DUFFIE
Name:	Ashley B. Duffie
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	November 2, 2026
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